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                                 MAGNETEK, INC.
                      NON-QUALIFIED STOCK OPTION AGREEMENT


     FOR GOOD AND VALUABLE CONSIDERATION, MAGNETEK, INC., a Delaware corporation, hereby irrevocably grants to the Optionee named below the non-qualified stock option (the "Option") to purchase any part or all of the specified number of shares of its $0.01 par value Common Stock upon the terms and subject to the conditions set forth in this Agreement, at the specified purchase price per share without commission or other charge. The Option is granted pursuant to the plan specified below (the "Plan") and the Standard Terms and Conditions promulgated under such Plan. The terms of the Plan and such Standard Terms and Conditions are hereby incorporated herein by reference and made a part of this Agreement. The Committee shall have the power to interpret this Agreement.

The Plan:                     Second Amended and Restated 1989 Incentive
                              Stock Compensation Plan of MagneTek, Inc.

Name of Optionee:

Social Security Number:

Number of Shares covered by Option (subject to lapse
provisions and other limitations on exercisability in
accordance with the terms of the Plan):                          #_______

Purchase Price Per Share:                                        $_______

Minimum Number of Shares Per Partial Exercise:                   100 Shares


The Option shall become exercisable in installments as follows:

     Until __________, the Option shall not be exercisable to any degree.

     As of ___________, the Option shall become exercisable as to 33 1/3% of the Shares covered by the Option.

     As of __________, the Option shall become exercisable as to an additional 33 1/3% of the Shares covered by the Option.

     As of ___________, the Option shall become exercisable as to the remaining 33 1/3% of the Shares covered by the Option.


Date of this Agreement (grant date):  ____________



                                        ___________________________________
                                        Optionee Signature
MAGNETEK, INC.
                                        Address (please print):

By______________________________        ___________________________________


By______________________________        ___________________________________


                                        ___________________________________